Filed pursuant to Rule 497

Registration No. 333-213716

OWL ROCK CAPITAL CORPORATION II

Supplement No. 11 dated March 12, 2019

To

Prospectus dated April 19, 2018

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of Owl Rock Capital Corporation II dated April 19, 2018 as previously supplemented and amended (as so supplemented and amended, the “Prospectus”) and is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 27 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR INITIAL PUBLIC OFFERING

Since commencing our continuous public offering and through March 12, 2019, we have issued 58,386,435 shares of our common stock for gross proceeds of approximately $543.5 million. As of March 12, 2019, we had raised total gross proceeds of approximately $543.5 million, including seed capital contributed by Owl Rock Capital Advisors LLC (the “Adviser”)  in September 2016 and approximately $10 million in gross proceeds raised from certain individuals and entities affiliated with the Adviser.

RECENT DEVELOPMENTS

Amendment to SPV Asset Facility

On December 1, 2017 (the “Original Closing Date”), ORCC II Financing LLC and OR Lending II LLC (collectively, the “Subsidiaries”), each a Delaware limited liability company and a wholly-owned subsidiary of Owl Rock Capital Corporation II (the “Company”) entered into a Credit Agreement (the “SPV Asset Facility”).  Parties to the SPV Asset Facility include the Subsidiaries, as Borrowers, and the lenders from time to time parties thereto (the “Lenders”), Goldman Sachs Bank USA as Sole Lead Arranger, Syndication Agent and Administrative Agent, State Street Bank and Trust Company as Collateral Administrator and Collateral Agent and Cortland Capital Market Services LLC as Collateral Custodian.

On March 11, 2019, the parties to the SPV Asset Facility amended and restated the SPV Asset Facility and the related transaction documents (the “March 2019 SPV Asset Facility Amendment”) which, among other changes, established and modified certain Lender and Administration Agent consent rights and increased the maximum principal amount of the SPV Asset Facility from $400 million to $500 million.

In connection with the March 2019 SPV Asset Facility Amendment, the Subsidiaries and Goldman Sachs Bank USA terminated a cooperation agreement entered into in July 2018 in connection with a previous amendment to the SPV Asset Facility.

On the Original Closing Date, in connection with the SPV Asset Facility, the Company entered into a Non-Recourse Carveout Guaranty Agreement with State Street Bank and Trust Company, on behalf of certain secured parties, and Goldman Sachs Bank USA.  Pursuant to the Non-Recourse Carveout Guaranty Agreement, the Company is guaranteeing certain losses, damages, costs, expenses, liabilities, claims and other obligations incurred in connection with certain instances of fraud or bad faith misrepresentation, material encumbrances of certain collateral, misappropriation of certain funds, certain transfers of assets, and the bad faith or willful breach of certain provisions of the SPV Asset Facility.  As part of the March 2019 SPV Asset Facility Amendment, the Non-Recourse Carveout Guarantee Agreement was amended and restated to reflect the increased potential financial obligation of the Company resulting from the increased maximum principal amount of the SPV Asset Facility.

Promissory Note Increase

On March 8, 2019, the Company’s Board of Directors approved an increase in the amount available under the Company’s series of promissory notes with the Adviser, from $35 million to $50 million.

The interest rate on any such borrowing may be based on either the rate of interest for a LIBOR-Based Advance or the rate of interest for a Prime-Based Advance under the Loan and Security Agreement, dated as of February 22, 2017, as amended as of August 1, 2017 (as further amended or supplemented from time to time), by and among the Adviser, as borrower, and East West Bank.

The unpaid principal balance of any Promissory Notes and accrued interest thereon is payable by the Company from time to time at the discretion of the Company but immediately due and payable upon 120 days written notice by the Adviser, and in any event due and payable in full no later than December 31, 2019. The Company intends to use the borrowed funds to leverage its current investment portfolio and to make investments in portfolio companies consistent with its investment strategies.